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                                  EXHIBIT 21.1

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                           SUBSIDIARIES OF REGISTRANTS

Name of Entity               Name of Subsidiary                    Organization
--------------               ------------------                    ------------
Las Vegas Sands, Inc.        Grand Canal Shops Mall MM, Inc.       Nevada
                             Venetian Casino Resort, LLC           Nevada
                             Lido Intermediate Holding Company,    Delaware

                             LLC (indirect)
                             Grand Canal Shops Mall Construction, Delaware LLC (indirect)
                             Mall Intermediate Holding Company,    Delaware

                             LLC (indirect)
                             Lido Casino Resort Holding Company,   Delaware

                             LLC (indirect)
                             Grand Canal Shops Mall Holding        Delaware

                             Company, LLC (indirect)

                             Lido Casino Resort, LLC (indirect)    Nevada
                             Grand Canal Shops Mall, LLC           Delaware

                             (indirect)
                             Grand Canal Shops Mall Subsidiary,    Delaware

                             LLC (indirect)
                             Grand Canal Shops MM Subsidiary,      Nevada
                             Inc. (indirect)
Venetian Casino Resort, LLC  Lido Intermediate Holding Company,    Delaware
                             LLC

                             Grand Canal Shops Mall Construction,  Delaware
                             LLC

                             Mall Intermediate Holding Company,    Delaware

                             LLC

                             Lido Casino Resort Holding Company,   Delaware

                             LLC (indirect)
                             Grand Canal Shops Mall Holding        Delaware

                             Company, LLC (indirect)

                             Lido Casino Resort, LLC (indirect)    Nevada
                             Grand Canal Shops Mall, LLC           Delaware

                             (indirect)
                             Grand Canal Shops Mall Subsidiary,    Delaware
                             LLC (indirect)
Lido Intermediate Holding    Lido Casino Resort Holding Company,   Delaware
Company, LLC                 LLC
                             Lido Casino Resort, LLC (indirect)    Nevada

Lido Casino Resort Holding   Lido Casino Resort, LLC               Nevada
Company, LLC
Mall Intermediate Holding    Grand Canal Shops Mall Holding        Delaware
Company, LLC                 Company, LLC
                             Grand Canal Shops Mall, LLC           Delaware
                             (indirect)
                             Grand Canal Shops Mall Subsidiary,    Delaware
                             LLC (indirect)
Grand Canal Shops Mall       Grand Canal Shops Mall, LLC           Delaware
Holding Company, LLC
                             Grand Canal Shops Mall Subsidiary,    Delaware
                             LLC (indirect)
Grand Canal Shops Mall, LLC  Grand Canal Shops Mall Subsidiary,    Delaware
                             LLC

Grand Canal Shops Mall MM,   Grand Canal Shops Mall MM             Nevada
Inc.                         Subsidiary, Inc.
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